THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

Giga-tronics Incorporated

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-12719 (Commission File No.)	94-2656341 (IRS Employer Identification Number)

5990 Gleason Drive, Dublin, CA (Address of principal executive offices)	94568 (Zip Code)

Registrant’s telephone number, including area code: (925) 328-4650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 17, 2018, Giga-tronics Incorporated (the “Company”) issued and sold 7,840 additional shares of its 6.0% Series E Senior Convertible Voting Perpetual Preferred Stock (“Series E Shares”) to approximately 5 investors in a private placement pursuant to a Securities Purchase Agreement.

The purchase price for each Series E Share was $25.00, resulting in total gross proceeds of $196,000. Emerging Growth Equities, Ltd. served as the Company’s exclusive placement agent in connection with the private placement. Fees payable to Emerging Growth Equities, Ltd. at completion of the transaction were 5% of gross proceeds, plus warrants to purchase 5% of the number of common shares into which the Series E shares can be converted (100 common shares) at an exercise price of $0.25 per share. Proceeds to the Company after fees and expenses will be approximately $188,600. The Company expects to use the proceeds for working capital and general corporate purposes.

The form of the Series Purchase Agreement was included as an exhibit to the Company’s Form 8-K filed on March 30, 2018 in which the Company reported its initial sale of Series E Shares. New investors purchasing Series E shares also signed the Investor Rights Agreement to which the other Series E shareholders are parties. There are now a total of 7,360 Series E Shares outstanding.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the Company’s unregistered sale of Series E Shares and a warrant to purchase common stock. The Company issued the securities described therein in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933. The Company intends to use the proceeds of the sale of Series E Shares for working capital purposes.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 16, 2018, prior to completing the sale of Series E Shares described in Items 1.01 and 3.02 of this Report, the Company filed with the California Secretary of State an amendment to the Certificate of Determination for the Series E Shares, increasing the number of preferred shares designated as Series E Shares from 60,000 to 70,000.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the exhibits listed in the Exhibit Index included with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2018	GIGA-TRONICS INCORPORATED

	By:	/s/ Lutz Henckels
Lutz Henckels Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Determination for 6.0% Series E Senior Convertible Voting Perpetual Preferred Stock*

3.2	Amendment to Certificate of Determination for 6.0% Series E Senior Convertible Voting Perpetual Preferred Stock

10.1	Securities Purchase Agreement dated March 26, 2018 among the Company and the investors party thereto.*

10.2	Investor Rights Agreement dated March 26, 2018 among the Company and the holders of Series E Shares.*

*Incorporated by reference to Exhibits 3.1, 10.1 and 10.2 to the Company’s Form 8-K filed on March 30, 2018.

3